EXHIBIT A

            VERMONT YANKEE NUCLEAR POWER CORPORATION
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1997

Operating revenues                                        $173,105,748

Operating expenses
  Nuclear fuel expense                                      19,231,772
  Other operation expense                                   83,360,267
  Maintenance expense                                       17,161,654
  Depreciation and amortization expense                     15,889,413
  Decommissioning expense                                   12,581,697
  Taxes on income                                            1,761,743
  Property and other taxes                                   9,158,589
                                                        ---------------
    Total operating expenses                               159,145,135
                                                        ---------------
    Operating income                                        13,960,613
                                                        ---------------
Other income and deductions
  Net earnings on decommissioning trust                      8,228,721
  Decommissioning expense                                   (8,228,721)
  Interest                                                   5,491,608
  Allowance for equity funds used during construction           60,423
  Taxes on other income                                     (1,760,504)
  Other, net                                                  (223,784)
                                                        ---------------
    Total other income and deductions                        3,567,743
                                                        ---------------
    Income before interest expense                          17,528,356
                                                        ---------------
Interest expense
  First mortgage bonds long-term debt                        5,135,203
  Other long-term debt                                         584,770
  Interest on spent fuel disposal fee obligation             4,984,606
  Other interest expense                                       189,957
  Allowance for borrowed funds used during construction       (200,105)
                                                        ---------------
    Total interest expense                                  10,694,431
                                                        ---------------
Net income                                                   6,833,925
Retained earnings at beginning of period                     1,700,310
Dividends declared                                           7,343,319
                                                        ---------------
Retained earnings at end of period                          $1,190,916
                                                        ===============

Average number of common shares outstanding                    392,481
Net income per avg share of common stock outstanding             17.41
Dividends per avg share of common stock outstanding              18.71


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1997

ASSETS

UTILITY PLANT

Electric plant, at cost                                   $392,593,247
 Less accumulated depreciation                             253,229,408
                                                        ---------------
                                                           139,363,839
Construction work in progress                                2,690,964
                                                        ---------------
    Net electric plant                                     142,054,803
                                                        ---------------
Nuclear fuel at cost:
  Assemblies in reactor                                     64,988,800
  Fuel in process                                           21,400,777
  Spent fuel                                               333,194,089
                                                        ---------------
                                                           419,583,666
Less accumulated depreciation of nuclear fuel              385,561,530
                                                        ---------------
  Net nuclear fuel                                          34,022,136
                                                        ---------------
  Net utility plant                                        176,076,939
                                                        ---------------

CURRENT ASSETS
  Cash and cash equivalents                                  4,134,723
  Accounts receivable from sponsors                         15,027,577
  Other accounts receivable                                  2,778,046
  Materials and supplies, net of amortizaton                16,795,691
  Prepaid expenses                                           4,369,815
                                                        ---------------
    Total current assets                                    43,105,852
                                                        ---------------
DEFERRED CHARGES
  Deferred decommissioning costs                            51,473,768
  Accumulated deferred income taxes                         25,184,441
  Deferred DOE enrichment site decontamination
    and decommissioning fee                                 11,362,495
  Deferred low-level radioactive waste facility expense     26,538,634
  Net unamortized loss on reacquired debt                    2,151,944
  Other deferred charges                                    11,044,829
                                                        ---------------
    Total deferred charges                                 127,756,111
                                                        ---------------
LONG-TERM FUNDS
  Decommissioning trust                                    171,576,049
  Spent fuel disposal fee defeasance trust                  91,509,363
                                                        ---------------
    Total long-term funds                                  263,085,412
                                                        ---------------
                                                          $610,024,314
                                                        ===============


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1997

CAPITALIZATION AND LIABILITIES

CAPITALIZATION
  COMMON STOCK, $100 par value
   Authorized 400,100 shares, issued 400,014
   shares of which 7,533 are held in Treasury               40,001,400
  Additional paid-in capital                                14,226,318
  Treasury stock (7,533 shares at cost)                     (1,129,950)
  Retained earnings                                          1,190,916
                                                        ---------------
    Total common stock equity                               54,288,684
                                                        ---------------
LONG-TERM OBLIGATIONS
  First mortgage bonds Series I 6.480%, 2009                75,845,000
  Eurodollar Agreement                                      17,911,550
                                                        ---------------
    Total long-term obligations                             93,756,550
                                                        ---------------
      Total capitalization                                 148,045,234
                                                        ---------------

Spent fuel disposal fee and accrued interest                98,717,858

CURRENT LIABILITIES
  Accounts payable                                           2,052,922
  Accrued expenses                                          18,928,378
  Accrued low-level waste expenses                           3,683,760
  Accrued interest                                           1,641,841
  Accrued taxes                                              2,017,259
  Other accrued liabilities                                  5,814,057
  Dividends declared                                                 0
                                                        ---------------
    Total current liabilities                               34,138,217
                                                        ---------------

DEFERRED CREDITS
  Accrued decommissioning costs                            231,840,477
  Accumulated deferred income taxes                         47,000,844
  Net regulatory tax liability                               5,355,340
  Accumulated deferred investment tax credit                 4,975,701
  Accrued DOE enrichment site decontamination
    and decommissioning fee                                  9,324,853
  Accrued low-level waste facility expenses                 23,934,781
  Accrued employee benefits                                  6,691,009
                                                        ---------------
    Total deferred credits                                 329,123,005
                                                        ---------------

                                                          $610,024,314
                                                        ===============


              VERMONT ELECTRIC POWER COMPANY, INC.
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1997

Operating revenues
  Transmission service                                     $18,204,194
  Rent of transmission facilities to others                    276,874
  Sales to other utilities                                  32,665,626
                                                        ---------------
    Total operating revenues                                51,146,694
                                                        ---------------

Operating expenses
  Purchased power                                           32,665,626
  Transmission expenses:
   Operation                                                 2,474,403
   Maintenance                                               1,573,613
   Charges for transmission facilities of others               108,573
                                                        ---------------
     Total transmission expenses                             4,156,589

Administrative and general expenses                          5,481,964
Depreciation and amortization                                4,283,063
Taxes other than income taxes                                2,314,316
Income taxes                                                  (527,411)
                                                        ---------------
    Total operating expenses                                48,374,147
                                                        ---------------
    Operating income                                         2,772,547

Other income
  Interest                                                      81,202
  Amortization of investment tax credits                        80,992
  Equity in subsidiary earnings                                652,116
                                                        ---------------
    Total other income                                         814,310
                                                        ---------------
    Operating and other income                               3,586,857
                                                        ---------------

Interest and other deductions
  Interest on bonds                                          1,862,627
  Interest on chattel notes                                     44,927
  Other interest expense                                       478,107
  Allowance for borrowed funds used during
     construction - credit                                     (59,546)
  Amortization of debt expense                                  47,634
  Other income deductions                                            0
                                                        ---------------
    Total interest and other deductions                      2,373,749

Net income - common                                            560,992
Net income - preferred                                         652,115
                                                        ---------------
    Net income                                               1,213,107
Retained earnings at beginning of period-common                160,174
Retained earnings at beginning of period-preferred              45,803
                                                        ---------------
    Subtotal                                                 1,419,084
Deduct dividends declared-common                               540,000
Deduct dividends declared-preferred                            675,000
                                                        ---------------
Retained earnings at end of period-common                      181,166
Retained earnings at end of period-preferred                    22,918
                                                        ---------------
Total retained earnings at end of period                      $204,084
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1997

ASSETS
Utility plant, at original cost                            $96,918,888
Less accumulated depreciation and amortization              52,841,626
                                                        ---------------
Net utility plant                                           44,077,262

Investment in subsidiary at equity                           3,222,918

Current assets:
  Cash                                                         189,727
  Bond sinking fund deposits                                   809,667
  Bond interest deposits                                       344,469
  Accounts receivable                                       17,769,276
  Materials and supplies, at average cost                    1,699,488
  Cash surrender value of life insurance                     1,133,273
  Other                                                        322,358
    Total current assets                                ---------------
                                                            22,268,258

Other assets:
  Alternative minimum tax credits                              643,222
  Unamortized debt expense                                     138,335
  Miscellaneous                                                216,296
                                                        ---------------
    Total other assets                                         997,853

                                                        ---------------
                                                           $70,566,291
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1997

CAPITALIZATION AND LIABILITIES

Capitalization
  Stockholders' investment
   Common stock, $100 par value per share:
    Class B                                                 $6,000,000
    Retained earnings                                          181,166
                                                        ---------------
     Total common stock investment                           6,181,166
                                                        ---------------
   Preferred stock, $100 par value per share
    Class C                                                 10,000,000
    Return of capital                                       (6,800,000)
    Retained earnings                                           22,918
                                                        ---------------
     Total preferred stock investment                        3,222,918
                                                        ---------------
   Total stockholders' investment                            9,404,084
                                                        ---------------

  First mortgage bonds:
    Series I, 8.75% due 2000                                 2,755,000
    Series J, 5.71% due 2003                                18,311,000
    Series K, 7.45% due 2004                                 5,903,000
                                                        ---------------
                                                            26,969,000
  Less bonds to be retired within one year                   4,181,000
                                                        ---------------
                                                            22,788,000
                                                        ---------------

  Other secured debt:
    BancBoston chattel notes                                   797,840
    Less notes to be retired within one year                   231,689
                                                        ---------------
                                                               566,151
                                                        ---------------

                                                        ---------------
     Total capitalization                                   32,758,235
                                                        ---------------

Current liabilities
  Current maturities of long-term obligations                4,412,689
  Notes payable to bank                                      9,300,000
  Accounts payable                                          16,300,021
  Accrued interest on bonds                                    344,469
  Accrued taxes                                                 82,836
  Other                                                         13,031
                                                        ---------------
    Total current liabilities                               30,453,046
                                                        ---------------

Regulatory liability                                         2,114,850
Deferred income taxes                                        1,276,663
Unamortized investment tax credits                             642,680
Deferred compensation                                        2,770,560
Pensions and benefits                                          550,257
                                                        ---------------
                                                           $70,566,291
                                                        ===============

            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
            STATEMENT OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1997

Operating revenues
  Phase I support charges                                   $5,517,641
  Rental income                                                  4,710
                                                        ---------------
    Total operating revenues                                 5,522,351

Operating expenses
  Transmission expenses
    Operations                                                  24,568
    Maintenance                                                202,501
                                                        ---------------
     Total transmission expenses                               227,069

  Administrative and general expenses                          175,111
  Depreciation and amortization                              2,440,296
  Taxes other than income taxes                                540,339
  Income taxes                                                 483,425
                                                        ---------------
     Total operating expenses                                3,866,240
                                                        ---------------
     Operating income                                        1,656,111

Other income
  Interest                                                           0
  Amortization of investment tax credits                       119,564
                                                        ---------------
    Total other income                                         119,564
                                                        ---------------
    Total operating and other income                         1,775,675
                                                        ---------------

Interest and other deductions:
  Interest on long-term secured notes                          979,360
  Other interest expense                                       116,990
  Amortization of debt expense                                  27,210
                                                        ---------------
    Total interest and other dedutions                       1,123,560

Net income                                                     652,115

Retained earnings at beginning of period                        45,803
                                                        ---------------
                                                               697,918

Deduct dividends declared                                      675,000
                                                        ---------------
Retained earnings at end of period                             $22,918
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1997

ASSETS
Utility plant, at original cost                            $47,763,393
  Less accumulated depreciation and amortization            27,517,537
                                                        ---------------
Net utility plant                                           20,245,856

Current assets
  Cash                                                          80,528
  Accounts receivable-associated                                 7,425
  Materials and supplies at average cost                       102,441
  Prepaid insurance                                              3,165
  Other                                                          1,809
                                                        ---------------
    Total current assets                                       195,368

Unamortized debt expense                                        80,190
Alternative minimum tax credits                                861,704
                                                        ---------------
Total assets                                               $21,383,118
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1997

CAPITALIZATION AND LIABILITIES

Capitalization:
  Stockholders' equity:
    Common stock, $100 par value per share                      $1,000
    Miscellaneous paid-in-capital                            3,199,000
    Retained earnings                                           22,918
                                                        ---------------
     Total common stock equity                               3,222,918
                                                        ---------------

Long-term secured notes, 8.48% due 2006                     10,520,000

Less notes to be retired within one year                     1,960,000
                                                        ---------------
                                                             8,560,000
                                                        ---------------
     Total capitalization                                   11,782,918

Current liabilities
  Notes to be retired within one year                        1,960,000
  Notes payable-bank                                         1,900,000
  Accounts payable - associated                                781,711
  Accounts payable - nonassociated                                 778
  Accrued interest on notes                                     35,088
  Accrued taxes                                                 (6,271)
                                                        ---------------
    Total current liabilities                                4,671,306

Regulatory liability                                           580,723
Deferred income taxes                                        3,281,211
Deferred investment tax credits                              1,066,960
                                                        ---------------
Total capitalization and liabilities                       $21,383,118
                                                        ===============


            GREEN MOUNTAIN POWER CORPORATION
           CONSOLIDATING STATEMENT OF INCOME
          FOR THE YEAR ENDED DECEMBER 31, 1997

                                                             GMPC           VER          Total      Eliminations   Consolidated


Operating Revenues                                        $179,322,785            $0  $179,322,785             $0   $179,322,785
                                                        -------------------------------------------------------------------------
Operating Expenses
  Power Supply                                                                                                                 0
    VY Nuclear Power Corporation                            32,817,359                  32,817,359                    32,817,359
    Company-owned generation                                 5,326,789                   5,326,789                     5,326,789
    Purchases from others                                   62,221,541                  62,221,541                    62,221,541
Other operating                                             16,780,289                  16,780,289                    16,780,289
Transmission                                                11,121,554                  11,121,554                    11,121,554
Maintenance                                                  4,784,726                   4,784,726                     4,784,726
Depreciation & amortizaton                                  16,358,872                  16,358,872                    16,358,872
Taxes other than income                                      7,205,384                   7,205,384                     7,205,384
Income taxes                                                 7,191,585                   7,191,585                     7,191,585
                                                        -------------------------------------------------------------------------
      Total operating expenses                             163,808,099             0   163,808,099              0    163,808,099
                                                        -------------------------------------------------------------------------
        Operating income                                    15,514,686             0    15,514,686              0     15,514,686
                                                        -------------------------------------------------------------------------
Other Income
  Equity in earnings of affiliates and non-utility opera        46,591                      46,591        380,698        427,289
  Allowance for equity funds used during construction          357,276                     357,276                       357,276
  Other income and deductions, net                           1,169,276                   1,169,276       (380,698)       788,578
                                                        -------------------------------------------------------------------------
    Total other income                                       1,573,143             0     1,573,143              0      1,573,143
                                                        -------------------------------------------------------------------------
      Income before interest charges                        17,087,829             0    17,087,829              0     17,087,829
                                                        -------------------------------------------------------------------------
Interest Charges
  Long-term debt                                             7,273,607                   7,273,607                     7,273,607
  Other                                                        691,214                     691,214                       691,214
  Allowance for borrowed funds used during construction       (315,363)                   (315,363)                     (315,363)
                                                        -------------------------------------------------------------------------
    Total interest charges                                   7,649,458             0     7,649,458              0      7,649,458
                                                        -------------------------------------------------------------------------
Net Income                                                   9,438,371             0     9,438,371              0      9,438,371
Dividends on preferred stock                                 1,433,184                   1,433,184                     1,433,184
                                                        -------------------------------------------------------------------------
Net Income Applicable to Common Stock                       $8,005,187            $0    $8,005,187             $0     $8,005,187
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
      CONSOLIDATING STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             GMPC           VER          Total      Eliminations   Consolidated

Balance - January 1,1997                                   $26,917,931       ($1,897)  $26,916,034             $0    $26,916,034
Net income                                                   9,438,371             0     9,438,371                     9,438,371
                                                        -------------------------------------------------------------------------
  Total                                                     36,356,302        (1,897)   36,354,405              0     36,354,405

Charges:
  Dividends on Capital Stock
    Preferred - 4.75% Class B,$4.75 per share                   13,359                      13,359                        13,359
        -7% Class C,$7 per share                                32,550                      32,550                        32,550
        -9 3/8% Class D,Series 1,$9.375 per share               86,250                      86,250                        86,250
        -8 5/8% Class D,Series 3,$8.625 per share              422,625                     422,625                       422,625
        -7.32% Class D, Series 1, $7.32 per share              878,400                     878,400                       878,400

    Common                                                   8,204,588                   8,204,588                     8,204,588
Other                                                                                            0                             0
                                                        -------------------------------------------------------------------------
    Total                                                    9,637,772             0     9,637,772              0      9,637,772
                                                        -------------------------------------------------------------------------
Balance - December 31, 1997                                $26,718,530       ($1,897)  $26,716,633             $0    $26,716,633
                                                        =========================================================================


            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1997

                                                             GMPC           VER          Total      Eliminations   Consolidated


                         ASSETS
ELECTRIC UTILITY

Utility Plant
  Utility plant, at original cost                         $265,441,252          $541  $265,441,793                  $265,441,793
  Less accumulated depreciation                             87,689,451                  87,689,451                    87,689,451
                                                        -------------------------------------------------------------------------
     Net utility plant                                     177,751,801           541   177,752,342              0    177,752,342
  Property under capital lease                               8,342,095                   8,342,095                     8,342,095
  Construction work in progress                             10,625,715                  10,625,715                    10,625,715
                                                        -------------------------------------------------------------------------
          Total utility plant, net                         196,719,611           541   196,720,152              0    196,720,152
                                                        -------------------------------------------------------------------------
Other Investments
  Associated companies, at equity
    Vermont Electric Power Company                           2,794,152                   2,794,152                     2,794,152
    VY Nuclear Power Corporation                             9,701,319                   9,701,319                     9,701,319
    Other                                                   36,781,249                  36,781,249    (27,279,680)     9,501,569
                                                        -------------------------------------------------------------------------
        Total other investments                             49,276,720             0    49,276,720    (27,279,680)    21,997,040
                                                        -------------------------------------------------------------------------
Current Assets
  Cash                                                         117,530                     117,530                       117,530
  Special deposits                                                 210                         210                           210
  Accounts receivable,customers & others,                                                                                      0
    less allowance for doubtful accounts                    17,471,309            57    17,471,366       (105,795)    17,365,571
  Accrued utility revenues                                   6,505,512                   6,505,512                     6,505,512
  Fuel,materials & and supplies at average cost              3,261,197                   3,261,197                     3,261,197
  Prepayments                                                1,562,534                   1,562,534                     1,562,534
  Other                                                        312,094                     312,094                       312,094
                                                        -------------------------------------------------------------------------
          Total current assets                              29,230,386            57    29,230,443       (105,795)    29,124,648
                                                        -------------------------------------------------------------------------

Deferred Charges and Other                                  35,831,296                  35,831,296                    35,831,296

NON UTILITY
 Cash and Cash Equivalents                                     153,497                     153,497                       153,497
 Other Current Assets                                       14,878,014                  14,878,014     (3,377,319)    11,500,695
 Property and Equipment                                     10,784,307                  10,784,307                    10,784,307
 Intangible Assets                                           2,115,644                   2,115,644                     2,115,644
 Other Assets                                               16,683,745                  16,683,745        821,787     17,505,532
                                                        -------------------------------------------------------------------------
                                                            44,615,207             0    44,615,207     (2,555,532)    42,059,675
                                                        -------------------------------------------------------------------------

TOTAL ASSETS                                              $355,673,220          $598  $355,673,818   ($29,941,007)  $325,732,811
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1997
                                                             GMPC           VER          Total      Eliminations   Consolidated

             CAPITALIZATION AND LIABILITIES

ELECTRIC UTILITY

Capitalization
  Common Stock Equity
    Common stock                                           $17,317,581          $500    17,318,081                   $17,318,081
    Additional paid-in capital                              70,720,763                  70,720,763                    70,720,763
    Retained earnings                                       26,718,530        (1,897)   26,716,633                    26,716,633
    Reacquired capital stock                                  (378,461)                   (378,461)                     (378,461)
                                                        -------------------------------------------------------------------------
          Total common stock equity                        114,378,413        (1,397)  114,377,016              0    114,377,016
                                                        -------------------------------------------------------------------------
Redeemable cumulative preferred stock                       17,735,000                  17,735,000                    17,735,000

Long-term debt, less current maturities                     93,200,000                  93,200,000                    93,200,000
                                                        -------------------------------------------------------------------------
          Total capitalization                             225,313,413        (1,397)  225,312,016              0    225,312,016
                                                        -------------------------------------------------------------------------
Capital lease obligation                                     8,342,095                   8,342,095                     8,342,095
                                                        -------------------------------------------------------------------------
Current Liabilities
  Current maturities of long-term debt                       1,700,000                   1,700,000                     1,700,000
  Short-term debt                                            2,615,742                   2,615,742                     2,615,742
  Accounts payable, trade                                    6,825,849         1,995     6,827,844                     6,827,844
  Accounts payable to associated companies                   6,056,731                   6,056,731      1,603,980      7,660,711
  Dividends declared                                           349,710                     349,710                       349,710
  Customer deposits                                            721,287                     721,287                       721,287
  Taxes accrued                                              2,842,658                   2,842,658                     2,842,658
  Interest accrued                                           1,311,069                   1,311,069                     1,311,069
  Other                                                      1,256,995                   1,256,995                     1,256,995
                                                        -------------------------------------------------------------------------
          Total current liabilities                         23,680,041         1,995    23,682,036      1,603,980     25,286,016
                                                        -------------------------------------------------------------------------
Deferred Credits
  Accumulated deferred income taxes                         23,500,711                  23,500,711                    23,500,711
  Unamortized investment tax credits                         4,542,493                   4,542,493                     4,542,493
  Other                                                     25,679,261                  25,679,261                    25,679,261
                                                        -------------------------------------------------------------------------
         Total deferred credits                             53,722,465             0    53,722,465              0     53,722,465
                                                        -------------------------------------------------------------------------

NON UTILITY
 Current liabilities                                         4,555,472                   4,555,472     (3,436,343)     1,119,129
 Other liabilities                                          13,831,747                  13,831,747     (1,880,657)    11,951,090
 Stockholders' equity                                       26,227,987                  26,227,987    (26,227,987)             0
                                                        -------------------------------------------------------------------------
                                                            44,615,206             0    44,615,206    (31,544,987)    13,070,219
                                                        -------------------------------------------------------------------------

TOTAL CAPITALIZATION AND LIABILITIES                      $355,673,220          $598  $355,673,818   ($29,941,007)  $325,732,811
                                                        =========================================================================


            GREEN MOUNTAIN PROPANE GAS COMPANY               CONFIDENTIAL
                    INCOME STATEMENT                           TREATMENT
          FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUE
  Residential propane revenue
  Commercial propane revenue
  Transport propane revenue
  Wholesale propane revenue
  Other petroleum products                                      32,986
  Service work                                                 771,557
  Meter service fees                                            19,169
  Rental space and water heating                               171,191
                                                        ---------------
    Total revenue
                                                        ---------------
COST OF SALES
  Propane product
  Cost of sales - service work                                 356,011
  Subcontractors - contract work                               110,974
  Petroleum distillates                                         30,294
  Labor capitalized                                            (52,018)
  Sales discounts and allowances                                15,996
                                                        ---------------
    Total cost of sales
                                                        ---------------
Gross profit                                                 3,542,598
                                                        ---------------
OPERATING EXPENSES
  Salaries and wages
  Employee insurance benefits
  Other employee benefits
  Retirement expenses
  Payroll taxes
  Uniforms
  Bad debt expenses
  Advertising
  Sales promotion
  Bank charges
  Outside services
  Donations
  Postage
  Insurance - G/L and property
  Insurance - vehicle
  Insurance - worker's comp
  Legal and accounting
  Dues and subscriptions
  Office expense
  Recruiting
  Rents
  Repairs and maintenence - tanks
  Repairs and maintenence - other
  Tools and supplies
  Taxes
  Telephone
  Training
  Travel and mileage reimbursement
  Entertainment - meals
  Utilities
  Bulk truck maintenance
  Other vehicle maintenance
  Vehicle expense - fuel
  Vehicle fuel - service and other
  Meetings and registration fees
                                                        ---------------
Total operating expenses
                                                        ---------------
Earnings before depreciation and depreciation
                                                        ---------------
Depreciation
Amortization
                                                        ---------------
  Total depreciation and amortization
                                                        ---------------
Earnings before other (income) expense
                                                        ---------------
Other (income) expense
  Interest income
  Interest expense
  Other (income) expense
  Loss (gain) on disposal of asset
                                                        ---------------
    Total other (income) expense
                                                        ---------------
Income before parent charges

Parent company charges
Parent allocation
                                                        ---------------
  Total parent charges/allocation
                                                        ---------------
Income before income taxes

Income taxes
                                                        ---------------
Net income (loss)
                                                        ===============

            GREEN MOUNTAIN PROPANE GAS COMPANY            CONFIDENTIAL
                     BALANCE SHEET                          TREATMENT
                   DECEMBER 31, 1997

ASSETS

Current Assets
  Cash                                                          (3,038)
  Accounts receivable                                          994,375
  Inventory                                                    725,547
  Prepaid expenses                                              64,744
                                                        ---------------
    Total current assets                                     1,781,628
                                                        ---------------

Property and equipment
Accumulated depreciation
                                                        ---------------
  Total Property and equipment
                                                        ---------------
Intangible Assets
  Goodwill
  Customer list
  Customer list  White River Junction
  Customer list  Newport
  Non compete covenant
  Loan origination fee
  Organization costs
                                                        ---------------

                                                        ---------------
Accumulated amortization
                                                        ---------------
    Total intangible assets
                                                        ---------------

Other assets
  Computer advances                                              1,268
  Non-compete receivable                                        10,000
  Total financed sales                                          82,474
  Work in process                                                3,000
                                                        ---------------
    Total other assets                                          96,742
                                                        ---------------
Total assets
                                                        ===============

            GREEN MOUNTAIN PROPANE GAS COMPANY             CONFIDENTIAL
                     BALANCE SHEET                           TREATMENT
                   DECEMBER 31, 1997

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable
  Due to GMP                                                   276,266
  Pre-sold LP contracts                                        215,196
  Budget/fixed price pmt plans                                  91,473
  Payroll taxes payable                                          3,109
  Accounts payable GMPCU                                           293
  Security deposits                                             83,387
  Taxes other payable                                           10,341
  Sales tax payable                                             11,375
  Credit line -- State street                                  400,000
  Accrued income taxes                                        (347,271)
  Accrued expenses                                              58,530
                                                        ---------------
    Total current liabilities
                                                        ---------------

Total unearned interest
Note payable  misc cap expenses
Note payable  State Street
Deferred inc non compete
Deferred taxes                                               2,445,425
                                                        ---------------
Total liabilities
                                                        ---------------

Stockholders' equity
  Common stock
  Additional paid in capital
  Retained earnings
  Net income (loss)
                                                        ---------------
   Total stockholders' equity
                                                        ---------------
Total liabilities and stockholders' equity
                                                        ===============


            GREEN MOUNTAIN PROPANE GAS COMPANY            CONFIDENTIAL
             STATEMENT OF RETAINED EARNINGS                 TREATMENT
          FOR THE YEAR ENDED DECEMBER 31, 1997

Balance January 1, 1997
Net income
                                                        ---------------
Balance December 31, 1997
                                                        ===============

                        LEASE-ELEC, INC.
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1997

Operating revenues
  Rentals - electric storage heaters                                 0
                                                        ---------------
Operating expenses
  Accounting services                                                0
  General and administrative salaries                                0
  Payroll taxes                                                      0
  Telephone expenses                                                 0
  Maintenance of rental properties                                   0
  Depreciation of rental properties                                  0
  Office supplies expense                                            0
  Property tax expense                                               0
  Late fee - property tax                                            0
  Insurance expense                                                  0
                                                        ---------------
    Total operating expenses                                         0
                                                        ---------------
    Net operating income                                             0
                                                        ---------------

Other income
  Gain on sale of rental property                                    0
  Miscellaneous income - late charges                                0
  Loss on sale of rental property                                    0
  Miscellaneous income - automobile                                  0
                                                        ---------------
    Total other income                                               0
                                                        ---------------
Net income before taxes                                              0

Vermont state income tax expense                                     0
Provision for current income taxes                                   0
Provision for deferred income taxes                                  0
                                                        ---------------
    Total provision for income taxes                                 0
                                                        ---------------
Net income                                                           0
Retained earnings at beginning of period                      (143,245)
                                                        ---------------
Retained earnings at end of period                           ($143,245)
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1997

ASSETS
Current assets
  Accounts receivable - GMPC - tax benefits                   $137,371
                                                        ---------------
    Total current assets                                       137,371
                                                        ---------------

Total assets                                                  $137,371
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1997

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Accumulated deferred income taxes                              $30,116
                                                        ---------------
    Total liabilities                                           30,116
                                                        ---------------

Stockholders' equity
  Common stock                                                 250,500
  Retained earnings                                           (143,245)
                                                        ---------------
    Total stockholders' equity                                 107,255
                                                        ---------------
Total liabilities and stockholders' equity                    $137,371
                                                        ===============


                  GMP REAL ESTATE CORPORATION
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1997

Revenues
  Revenue - lease                                             $206,901
  Revenue - Interest                                             1,126
                                                        ---------------
    Total revenues                                             208,027
                                                        ---------------

Expenses
  Interest expense                                             192,866
  Income taxes - federal                                        (4,254)
  Income taxes - state                                          (1,352)
  Property tax expense                                               0
  Depreciation                                                  23,774
  Salaries and wages                                                70
  General administrative expense                                    14
  Miscellaneous expenses                                             0
                                                        ---------------
    Total expenses                                             211,118
                                                        ---------------
Net income                                                      (3,091)
Retained earnings at beginning of period                       (11,407)
                                                        ---------------
Retained earnings at end of period                            ($14,498)
                                                        ===============

                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1997

ASSETS
  Cash                                                         $44,824
  Rent receivable                                              679,741
  Land - headquarters                                          117,896
  Land - Wilmington                                             32,179
  Land - Bellows Falls                                          46,290
  Land - 35 Green Mountain Drive                               101,412
  Building - 35 Green Mountain Drive                           707,275
  Building - Biron estate Montpelier                            36,828
  Land - Biron estate Montpelier                               138,451
  Organization costs                                               403
  Income tax benefits receivable                                92,535
                                                        ---------------
    Total assets                                            $1,997,834
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1997

LIABILITIES AND SHAREHOLDERS' EQUITY
  Accounts payable                                             $84,861
  Accrued interest payable                                       5,054
  Deferred income taxes                                         41,260
  Notes payable #2                                           1,700,157
  Notes payable #4                                             180,500
  Common stock (5 shares, no par)                                  500
  Retained earnings                                            (14,498)
                                                        ---------------
    Total liabilities and shareholders' equity              $1,997,834
                                                        ===============

                    MOUNTAIN ENERGY, INC.                 CONFIDENTIAL
                      INCOME STATEMENT                      TREATMENT
              FOR THE YEAR ENDED DECEMBER 31, 1997

Revenues
  Undistributed income in subsidiaries
  Install rev Micronair
  Gain on sale of assets
  Other income
  Interest income Notes
  Interest income bank
  Other income Micronair
  Cost of goods sold Micronair
                                                        ---------------
    Net revenues                                             2,845,604
                                                        ---------------

Labor expenses
  Employee compensation                                        319,148
  Payroll taxes                                                 15,425
  Contract labor                                                76,358
  Professional fees - due from GMP                             (36,840)
                                                        ---------------
    Total labor expenses                                       374,091
                                                        ---------------

Benefits expenses
  Group medical claims                                          14,522
  Group medical admin                                              929
  Group life insurance                                             744
  Group disability insurance expense                             1,705
  Workers' comp insurance expense                                  530
  Postretirement health care expense                             4,649
  Pension expense                                                7,615
  401(k) expense                                                 8,950
                                                        ---------------
    Total benefits expenses                                     39,644
                                                        ---------------

Other operating expenses
  Telephone
  Repairs and maintenance
  Office supplies
  Furniture and office equipment expense
  Postage and freight
  Legal and professional fees
  Contract and Proj expense
  Membership dues and licenses
  Subscription & library fees
  Corporate franchise fees
  Education and seminars
  Travel and lodging
  Meals
  Bank charges
  Interest expense GMP
  Interest expense debt
  Interest expense Micronair
  Sales and Use tax
  Miscellaneous
  Depreciation
  Amortization - intangibles
  Amortization - loan origination costs
  Parent payroll allocation
  Parent overhead allocation
  Operating exp Micronair
                                                        ---------------
    Total other operating expenses                           2,186,151
                                                        ---------------

Total expenses                                               2,599,886
                                                        ---------------
Income before taxes                                            245,718
                                                        ---------------

State income tax expense                                        97,696
Federal income tax expense                                      51,331
Income tax ITC amortization                                    (45,415)
                                                        ---------------
Net income                                                     142,106
                                                        ---------------
Retained earnings at beginning of period                     3,197,758
                                                        ---------------
Retained earnings at end of period                          $3,339,864
                                                        ===============

                    MOUNTAIN ENERGY, INC.                 CONFIDENTIAL
                      BALANCE SHEET                         TREATMENT
                    DECEMBER 31, 1997

ASSETS

Current assets
  Cash
  Accounts receivable
  GMP receivable
  Notes receivable
  Interest receivable-notes
  Cegali receivable - agreement
  Cegali receivable - guaranty
  GMP receivable ITC
  Prepaid expenses
  Prepaid state taxes
  Current assets Micronair
                                                        ---------------
    Total current assets                                    10,239,954
                                                        ---------------

Fixed assets
  Partnership interests
  Equity in earnings of subsidiaries
  Partnership distributions
  Furniture and office equipment
  Leasehold improvements
  Accumulated depr
  Fixed assets Micronair
                                                        ---------------
    Total fixed assets                                      13,499,508
                                                        ---------------

Other assets
  Prepaid AMT
  Software
  Organization Costs
  Organiz costs Mecwnd
  Accumulated amort
  Loan orig/finance costs
  Acquisition costs
  Other assets Micronair
                                                        ---------------
    Total other assets                                       2,643,783
                                                        ---------------
Total assets                                               $26,383,245
                                                        ===============

                    MOUNTAIN ENERGY, INC.                  CONFIDENTIAL
                      BALANCE SHEET                         TREATMENT
                    DECEMBER 31, 1997

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  GMP payable
  Accounts payable
  Accrued interest payable-note
  State income tax payable
  Federal inc tax true up
  Benefits payable
  Payroll/payroll taxes payable
  Current liability Micronair
                                                        ---------------
    Total current liabilities                                2,191,296
                                                        ---------------

Long-term liabilities
  Notes payable
  Deferred ITC
  Deferred federal taxes
  Deferred state taxes
  Deferred compensation
  Long term liability Micronair
                                                        ---------------
    Total long-term liabilities                              7,664,588
                                                        ---------------

      Total liabilities                                      9,855,884
                                                        ---------------

Equity
  Common stock
  Return of capital
  Retained earnings
  Net income
                                                        ---------------
    Total equity                                            16,527,361
                                                        ---------------
Total liabilities and equity                               $26,383,245
                                                        ===============


              GREEN MOUNTAIN RESOURCES INC.                 CONFIDENTIAL
      INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS     TREATMENT
            FOR THE YEAR ENDED DECEMBER 31, 1997

Revenues
  Undistributed earnings--NH
  Undistributed earnings--Mass Electric
  Undistributed earnings--Bay State
  Undistributed earnings--Penn
  Misc
                                                        ---------------
   Total revenues
                                                        ---------------

Expenses
  Legal/accounting/other
  Legal and finance
  Billing support services
  Transportation
  General
  Marketing
  Marketing/pricing
  Market research
  Materials and other
  Amortization
  Power supply/regulatory
  Labor
  Other
  Business plan
  MIS
  Misc
  Income tax expense
                                                        ---------------
   Total expenses
                                                        ---------------

                                                        ---------------
Net income
                                                        ---------------
Retained earnings at beginning of period
                                                        ---------------
Retained earnings at end of period
                                                        ===============


             GREEN MOUNTAIN RESOURCES, INC.               CONFIDENTIAL
                      BALANCE SHEET                         TREATMENT
                   DECEMBER 31, 1997

ASSETS

Current Assets
  Cash
  Accounts Receivable--NH
  Accounts Receivable--Mass Electric
  Accounts Receivable--Bay State
  Due from GMP
                                                        ---------------
    Total current assets
                                                        ---------------

Other assets
  Investment in NH
  Undistributed earnings--NH
  Investment in Mass Electric
  Undistributed earnings--Mass Electric
  Investment in Bay State
  Undistributed earnings-- Bay State
  Investment in Penn
  Undistributed earnings-- Penn
                                                        ---------------
    Total other assets
                                                        ---------------

                                                        ---------------
Total Assets
                                                        ===============

LIABILITIES AND CAPITAL

Current liabilities
  Due to GMP
                                                        ---------------
   Total current liabilities
                                                        ---------------

Capital
  Common stock
  Capital--NH
  Capital--Mass Electric
  Capital--Bay State
  Capital--Penn
  Paid in capital GMRI
  Retained earnings
                                                        ---------------
   Total capital
                                                        ---------------

                                                        ---------------
Total liabilities and capital
                                                        ===============